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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           -------------------------

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of l934


Date of report (Date of earliest event reported) July 14, 1997


                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

               0-15322                               36-3144515
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        (Commission File Number)                   (I.R.S. Employer
                                                  Identification No.)
            500 West Madison
            Chicago, Illinois                            60661
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(Address of principal executive offices)               (Zip Code)

                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 5.    Other Events
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     On July 14, 1997, the Registrant issued a press release, pursuant to Rules
134 and 135c under the Securities Act of 1933, as amended, announcing (a) the filing of a registration statement with respect to a $90 million underwritten public offering of Convertible Subordinated Notes due 2002 and (b) the signing of a letter of intent concerning a $47 million private offering of 12% Junior Subordinated Notes to a group of private institutional investors. A copy of the press release is attached as an exhibit.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

 (c)       Exhibits

        99        Press Release dated July 14, 1997.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SYSTEM SOFTWARE ASSOCIATES, INC.


Date July 14, 1997               BY:  /s/ Joseph J. Skadra
                                      -----------------------------------------
                                      Joseph J. Skadra, Chief Financial Officer